UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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MicroStrategy Incorporated

(Name of Registrant as Specified In Its Charter)

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April 27, 2006

Dear MicroStrategy Stockholder:

You are cordially invited to our Annual Meeting of Stockholders on Wednesday, May 31, 2006, beginning at 10:00 a.m., local time, at MicroStrategy’s offices, 1861 International Drive, McLean, Virginia 22102. The enclosed notice of annual meeting sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement. The Board of Directors recommends that stockholders vote “FOR” these proposals.

We look forward to seeing you there.

Very truly yours,

Michael J. Saylor

Chairman of the Board, President

and Chief Executive Officer

1861 International Drive

McLean, Virginia 22102

Notice of Annual Meeting of Stockholders

to be held on Wednesday, May 31, 2006

The Annual Meeting of Stockholders (the “Annual Meeting”) of MicroStrategy Incorporated, a Delaware corporation (the “Company”), will be held at MicroStrategy’s offices, 1861 International Drive, McLean, Virginia 22102, on Wednesday, May 31, 2006, at 10:00 a.m., local time, to consider and act upon the following matters:

1.	To elect eight (8) directors for the next year;

2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Stockholders of record at the close of business on April 17, 2006 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

Sanju K. Bansal

Vice Chairman, Executive Vice President,

Chief Operating Officer and Secretary

McLean, Virginia

April 27, 2006

A STOCKHOLDER MAY OBTAIN ADMISSION TO THE MEETING BY IDENTIFYING HIMSELF OR HERSELF AT THE MEETING AS A STOCKHOLDER AS OF THE RECORD DATE. FOR A RECORD OWNER, POSSESSION OF A COPY OF A PROXY CARD WILL BE ADEQUATE IDENTIFICATION. FOR A BENEFICIAL (BUT NOT OF RECORD) OWNER, A COPY OF A BROKER’S STATEMENT SHOWING SHARES HELD FOR HIS OR HER BENEFIT ON APRIL 17, 2006 WILL BE ADEQUATE IDENTIFICATION.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO HELP ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

MICROSTRATEGY INCORPORATED

1861 International Drive

McLean, Virginia 22102

Proxy Statement for the Annual Meeting of Stockholders

to be held on Wednesday, May 31, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MicroStrategy Incorporated (the “Company” or “MicroStrategy”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 31, 2006, at MicroStrategy’s offices, 1861 International Drive, McLean, Virginia 22102 at 10:00 a.m., local time, and at any adjournment thereof. All executed proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, executed proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

On April 17, 2006, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 10,080,861 shares of the Company’s class A common stock, par value $0.001 per share, and an aggregate of 3,240,475 shares of the Company’s class B common stock, par value $0.001 per share (the class A common stock and the class B common stock are collectively referred to as the “Common Stock”). Each share of class A common stock entitles the record holder thereof to one vote on each of the matters to be voted on at the Annual Meeting and each share of class B common stock entitles the record holder thereof to ten votes on each of the matters to be voted on at the Annual Meeting.

The Company’s Annual Report to Stockholders for 2005 is being mailed to stockholders, along with these proxy materials, on or about May 9, 2006. The Company’s Annual Report to Stockholders includes the Company’s Annual Report on Form 10-K for 2005 as filed with the Securities and Exchange Commission (“SEC”) except for any exhibits thereto. The Company will provide such exhibits to any stockholder upon written request. Please address requests to MicroStrategy Incorporated, Attention: Secretary, 1861 International Drive, McLean, Virginia 22102.

Votes Required

The holders of shares of Common Stock representing a majority of the votes entitled to be cast at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

The affirmative vote of the holders of a plurality of the votes cast by the holders of Common Stock voting on the matter is required for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast by the holders of Common Stock voting on the matter is required for the ratification of the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006 (Proposal 2).

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on the proposals referenced above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Common Stock, as of March 31, 2006 unless otherwise indicated, by (i) each person who is known by the Company to beneficially own more than 5% of any class of the Company’s Common Stock, (ii) each director or nominee for director, (iii) each of the executive officers named in the Summary Compensation Table set forth under the caption “Executive Compensation” below, and (iv) all directors and executive officers as a group:

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)(3)	Percentage of Shares of Class A Common Stock Outstanding(3)(4)
Michael J. Saylor(5)	3,025,230	23.1%

Sanju K. Bansal(6)	396,462	3.8

Jonathan F. Klein(7)	72,346	*

Arthur S. Locke, III(8)	5,232	*

Eduardo S. Sanchez(9)	105,373	1.0

Matthew W. Calkins	0	*

Robert H. Epstein(10)	200	*

F. David Fowler(11)	14,000	*

David W. LaRue	0	*

Jarrod M. Patten	0	*

Carl J. Rickertsen	0	*

Thomas P. Spahr(12)	51,900	*

Massachusetts Financial Services Company(13)	1,607,530	15.9

Waddell & Reed Financial, Inc. and affiliates(14)	1,004,154	10.0

Barclays Global Investors, NA and affiliates(15)	714,170	7.1

Putnam, LLC and affiliates(16)	661,589	6.6

All directors and executive officers as a group (14 persons)(17)	3,769,112	27.3

*	Less than 1%.
(1)	Each beneficial owner named in the table above (except as otherwise indicated in the footnotes below) has an address in care of MicroStrategy Incorporated, 1861 International Drive, McLean, Virginia 22102.
(2)	The shares of the Company listed in this table include shares of class A common stock and class B common stock, as set forth in the footnotes below. Shares of class B common stock are convertible into the same number of shares of class A common stock at any time at the option of the holder.
(3)	The inclusion of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. In accordance with the rules of the SEC, each stockholder is deemed to beneficially own any shares subject to stock options that are exercisable on or within 60 days after March 31, 2006. Any reference below to shares subject to outstanding stock options held by the person in question refers only to such stock options.
(4)	With respect to the Company’s directors and officers, percentages in the table and these footnotes have been calculated based on 10,079,761 shares of class A common stock and 3,240,475 shares of class B common stock outstanding as of March 31, 2006. In addition, for the purpose of calculating each director or officer’s percentage of shares outstanding, any shares of class A common stock subject to outstanding stock options held by such person which are exercisable on or within 60 days after March 31, 2006 and any shares of class B common stock held by such person are deemed to be outstanding shares of class A common stock.

(5)	Mr. Saylor’s holdings of Common Stock consist of 2,789,430 shares of class B common stock owned by Alcantara LLC, which is wholly owned by Mr. Saylor (approximately 86.1% of the class B common stock outstanding), and options exercisable on or within 60 days after March 31, 2006 to purchase 235,800 shares of class A common stock.
(6)	Mr. Bansal’s holdings of Common Stock consist of 280,000 shares of class B common stock owned by Shangri-La LLC, which is wholly owned by Mr. Bansal, 38,305 shares of class B common stock owned by a trust for which Mr. Bansal acts as the sole trustee, 2,357 shares of class B common stock held in Mr. Bansal’s own name (collectively constituting approximately 9.9% of the class B common stock outstanding), 50,000 shares of class A common stock owned by a trust for which Mr. Bansal acts as the sole trustee, 5,800 shares of class A common stock owned by a foundation for which Mr. Bansal acts as the sole trustee and options exercisable on or within 60 days after March 31, 2006 to purchase 20,000 shares of class A common stock.
(7)	Mr. Klein’s holdings of Common Stock consist of options exercisable on or within 60 days after March 31, 2006 to purchase 72,346 shares of class A common stock.
(8)	Mr. Locke’s holdings of Common Stock consist of options exercisable on or within 60 days after March 31, 2006 to purchase 5,232 shares of class A common stock.
(9)	Mr. Sanchez’s holdings of Common Stock consist of 67,481 shares of class B common stock (approximately 2.1% of the class B common stock outstanding), 842 shares of class A common stock and options exercisable on or within 60 days after March 31, 2006 to purchase 37,050 shares of class A common stock.
(10)	Mr. Epstein’s holdings of Common Stock consist of 200 shares of class A common stock.
(11)	Mr. Fowler’s holdings of Common Stock consist of options exercisable on or within 60 days after March 31, 2006 to purchase 14,000 shares of class A common stock.
(12)	Mr. Spahr’s holdings of Common Stock consist of 50,000 shares of class B common stock held in his own name (approximately 1.5% of the class B common stock outstanding), 500 shares of class A common stock owned by a trust for which Mr. Spahr’s spouse acts as the sole trustee and 1,400 shares of class A common stock owned by a foundation for which Mr. Spahr acts as the President and a Director and his spouse acts as Vice President and a Director.
(13)	Beneficial ownership is as of December 31, 2005, based on a Schedule 13G filed on February 10, 2006 with the SEC by Massachusetts Financial Services Company (“MFS”). MFS beneficially owns 1,607,530 shares of class A common stock, for which it has sole voting power as to 1,591,290 shares and sole dispositive power as to 1,607,530 shares. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(14)	Beneficial ownership is as of March 31, 2006, based on information provided to the Company by Waddell & Reed Financial, Inc. (“Waddell”) and its direct and indirect subsidiaries, Ivy Investment Management Company (“IICO”), Waddell & Reed Investment Management Company (“WRIMCO”), Waddell & Reed, Inc. (“WRI”) and Waddell & Reed Financial Services, Inc. (“WRFSI”). IICO beneficially owns 183,168 shares of class A common stock, for which it has sole voting power as to 183,168 shares and sole dispositive power as to 183,168 shares. WRIMCO, WRI and WRFSI, collectively, beneficially own 820,986 shares of class A common stock, for which they collectively have direct or indirect sole voting power as to 820,986 shares and direct or indirect sole dispositive power as to 820,986 shares. Waddell beneficially owns the 1,004,154 shares of class A common stock held by such subsidiaries, for which it has indirect sole voting power as to 1,004,154 shares and indirect sole dispositive power as to 1,004,154 shares. The address of Waddell and its affiliates is 6300 Lamar Avenue, Overland Park, Kansas 66202.
(15)	Beneficial ownership is as of December 31, 2005, based on a Schedule 13G filed on January 30, 2006 with the SEC by Barclays Global Investors, NA (“Barclays”), Barclays Global Fund Advisors (“Barclays Advisors”), Barclays Global Investors, Ltd. and Barclays Global Investors Japan Trust and Banking Company Limited. Barclays beneficially owns 565,482 shares of class A common stock, for which it has sole voting power as to 501,154 shares and sole dispositive power as to 565,482 shares, and Barclays Advisors beneficially owns 148,688 shares of class A common stock, for which it has sole voting power as to 148,315 shares and sole dispositive power as to 148,688 shares. The address of Barclays and it affiliates is 43 Fremont Street, San Francisco, California 94105.
(16)	Beneficial ownership is as of December 31, 2005, based on a Schedule 13G filed on February 14, 2006 with the SEC by Putnam, LLC d/b/a Putnam Investments (“PI”) on behalf of itself and Marsh & McLennan

Companies, Inc. (“MMC”), Putnam Investment Management, LLC (“PIM”) and The Putnam Advisory Company, LLC. (“PAC”). PIM beneficially owns 558,473 shares of class A common stock, for which it has no voting power and shared dispositive power as to 558,473 shares. PAC beneficially owns 103,116 shares of class A common stock, for which it has shared voting power as to 34,567 shares and shared dispositive power as to 103,116 shares. MMC beneficially owns no shares of class A common stock. PI, which is a wholly-owned subsidiary of MMC, wholly owns PIM and PAC. PI beneficially owns the 661,589 shares of class A common stock held by such subsidiaries, for which it has shared voting power as to 34,567 shares and shared dispositive power as to 661,589 shares. Pursuant to Rule 13d-4, both MMC and PI disclaim beneficial ownership of the securities described in their Schedule 13G filing. The address of PI, PIM and PAC is One Post Office Square, Boston, Massachusetts 02109. The address of MMC is 1166 Avenue of the Americas, New York, NY 10036.

(17)	Shares held by the directors and executive officers as a group consists of 66,938 shares of class A common stock, options to purchase 474,601 shares of class A common stock that are exercisable on or within 60 days after March 31, 2006 and 3,227,573 shares of class B common stock (approximately 99.6% of the class B common stock outstanding), which shares are convertible into the same number of shares of class A common stock at any time at the option of the holder.

Executive Officers of the Company

The Company’s executive officers and their ages and positions as of March 31, 2006 are as follows:

Name	Age	Title
Michael J. Saylor	41	Chairman of the Board of Directors, President and Chief Executive Officer

Sanju K. Bansal	40	Vice Chairman, Executive Vice President and Chief Operating Officer

Jonathan F. Klein	39	Vice President, Law and General Counsel

Arthur S. Locke, III	42	Vice President, Finance and Chief Financial Officer

Eduardo S. Sanchez	49	Vice President, Worldwide Sales

Jeffrey A. Bedell	37	Vice President, Technology and Chief Technology Officer

Adam M. McDonald	31	Vice President, Worldwide Services

Set forth below is certain information regarding the professional experience of each of the above-named persons.

Michael J. Saylor has served as chief executive officer and chairman of the Board of Directors since founding MicroStrategy in November 1989, and as president from November 1989 to November 2000 and since January 2005. Prior to that, Mr. Saylor was employed by E.I. du Pont de Nemours & Company as a Venture Manager from 1988 to 1989 and by Federal Group, Inc. as a consultant from 1987 to 1988. Mr. Saylor received an S.B. in Aeronautics and Astronautics and an S.B. in Science, Technology and Society from the Massachusetts Institute of Technology.

Sanju K. Bansal has served as executive vice president and chief operating officer since 1993 and was previously vice president, consulting since joining MicroStrategy in 1990. He has been a member of the Board of Directors of MicroStrategy since September 1997 and has served as vice chairman of the Board of Directors since November 2000. Prior to joining MicroStrategy, Mr. Bansal was a consultant at Booz Allen & Hamilton, a worldwide technical and management consulting firm, from 1987 to 1990. Mr. Bansal received an S.B. in Electrical Engineering from the Massachusetts Institute of Technology and an M.S. in Computer Science from The Johns Hopkins University.

Jonathan F. Klein has served as vice president, law and general counsel since November 1998 and as corporate counsel from June 1997 to November 1998. From September 1993 to June 1997, Mr. Klein was an appellate litigator with the United States Department of Justice. Mr. Klein received a B.A. in Economics from Amherst College and a J.D. from Harvard Law School.

Arthur S. Locke, III has served as vice president, finance and chief financial officer since January 2005 and was previously vice president, finance and worldwide controller since joining MicroStrategy in January 2001. Prior to joining MicroStrategy, Mr. Locke served as chief financial officer of Metropolitan Area Networks, a start-up wireless broadband company, from February 2000 to January 2001, and as corporate controller of EIS International, Inc., a publicly-traded provider of solutions and applications for the call center industry, from March 1997 to February 2000. Mr. Locke also served a total of five years with Deloitte & Touche and PricewaterhouseCoopers from 1986 to 1991. Mr. Locke is a certified public accountant and received a Bachelor of Science in Business Administration (BSBA) in Accounting and Computer Systems from American University.

Eduardo S. Sanchez has served as vice president, worldwide sales since April 2005, as vice president, worldwide sales and services from April 2001 to April 2005, as vice president, worldwide sales from 2000 to 2001, as vice president, international operations from 1998 to 2000, as vice president, European operations from 1996 to 1998, as managing director, European operations from 1994 to 1996, and as consulting manager, U.S. operations from 1992 to 1994. Prior to joining MicroStrategy, Mr. Sanchez worked as a consultant in Europe, the United States, South America and Japan, developing and deploying large-scale optimization systems for the manufacturing and power utility sector. In this capacity, he was engaged in significant projects with companies such as Mitsubishi, Groupe Saint Gobain, ABB, Siemens and Xerox. Mr. Sanchez received a B.S. in Electrical Engineering from the University of LaPlata in Argentina and an M.S. in Systems Engineering from George Mason University.

Jeffrey A. Bedell has served as vice president, technology and chief technology officer since April 2001, as vice president, platform technology from 1999 to 2001, and as senior program manager and director of technology programs from 1992 to 1999. Mr. Bedell received a B.A. in Religion from Dartmouth College.

Adam M. McDonald has served as vice president, worldwide services since April 2005, as vice president, technology services from November 2000 to April 2005, as senior manager and director, advanced product support from 1999 to 2000, as manager, advanced product support from 1998 to 1999 and as technical support lead engineer from 1996 to 1998. Mr. McDonald received a B.A. in History from Dartmouth College.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors proposes the election of the persons listed below as directors of the Company. Each current director of the Company has been nominated for re-election, except for Mr. F. David Fowler, a member of the Board of Directors and the Audit Committee since June 2001, who is retiring from the Board at the Annual Meeting.

In accordance with the Amended and Restated By-Laws of the Company, the Board of Directors has adopted a resolution reducing the size of the Board of Directors from nine to eight members, effective upon the Annual Meeting. The persons named in the enclosed proxy will vote to elect as directors the eight nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors. Each director will be elected to hold office until the next annual meeting of stockholders (and until the election and qualification of his successor or his earlier death, resignation or removal).

Nominees

Set forth below, for each nominee, are his name and age, his positions with the Company, his principal occupation and business experience during at least the past five years and the year of the commencement of his term as a director of the Company:

Michael J. Saylor (41) has served as chief executive officer and chairman of the Board of Directors since founding MicroStrategy in November 1989, and as president from November 1989 to November 2000 and since January 2005. Prior to that, Mr. Saylor was employed by E.I. du Pont de Nemours & Company as a Venture Manager from 1988 to 1989 and by Federal Group, Inc. as a consultant from 1987 to 1988. Mr. Saylor received an S.B. in Aeronautics and Astronautics and an S.B. in Science, Technology and Society from the Massachusetts Institute of Technology.

Sanju K. Bansal (40) has served as executive vice president and chief operating officer since 1993 and was previously vice president, consulting since joining MicroStrategy in 1990. He has been a member of the Board of Directors of MicroStrategy since September 1997 and has served as vice chairman of the Board of Directors since November 2000. Prior to joining MicroStrategy, Mr. Bansal was a consultant at Booz Allen & Hamilton, a worldwide technical and management consulting firm, from 1987 to 1990. Mr. Bansal received an S.B. in Electrical Engineering from the Massachusetts Institute of Technology and an M.S. in Computer Science from The Johns Hopkins University.

Matthew W. Calkins (33) has been a member of the Board of Directors of MicroStrategy since November 2004. In 1999, Mr. Calkins founded Appian Corporation, a privately-held business process management company, where he has served as the president and chief executive officer since its founding. Mr. Calkins received a B.A. in Economics from Dartmouth College.

Robert H. Epstein (53) has been a member of the Board of Directors of MicroStrategy since January 2006. Mr. Epstein is currently president and chief executive officer of Takeda Lace USA, Inc., the U.S. subsidiary of Japan-based textile manufacturer Takeda Lace Co., Ltd., a position he has held since May 2002. From October 2001 until May 2002, Mr. Epstein pursued various business opportunities, including serving as a consultant for Warnaco Inc., an apparel manufacturer. From June 1978 until October 2001, Mr. Epstein served in various positions at textile manufacturer Liberty Fabrics of New York, Inc., concluding his tenure as division president and chief operating officer. Mr. Epstein received a B.S. in Psychology from Columbia University and did coursework at the Stern School of Business at New York University.

David W. LaRue (55) has been a member of the Board of Directors of MicroStrategy since February 2006. In 1983, Dr. LaRue joined the faculty of the University of Virginia’s McIntire School of Commerce, where he develops and teaches graduate and undergraduate courses in the fields of finance, accounting and taxation. From July 2000 to December 2005, Dr. LaRue served as the Director of the Graduate Accounting Program at the McIntire School of Commerce. Dr. LaRue received a B.B.A. in Production Logistics Management, an M.S. in Accountancy, Accounting and Taxation, and a Ph.D. in Accounting, Taxation and Economics from the University of Houston.

Jarrod M. Patten (34) has been a member of the Board of Directors of MicroStrategy since November 2004. In 1996, Mr. Patten founded Real Estate Resource Group, L.L.C. and has served as the president and chief executive officer since its founding. Real Estate Resource Group, L.L.C. develops and implements lease auditing programs and cost containment strategies designed to tighten corporate controls and increase operating efficiencies. Mr. Patten received a B.S. in Biology and a B.A. in Biological Anthropology and Anatomy from the Trinity College of Arts and Sciences at Duke University.

Carl J. Rickertsen (45) has been a member of the Board of Directors of MicroStrategy since October 2002. Mr. Rickertsen is currently managing partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2004. From January 1998 until January 2004, Mr. Rickertsen was chief operating officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 until January 1998, Mr. Rickertsen was a managing partner at Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen is also a member of the board of directors of Convera Corporation, a publicly-traded search-engine software company, United Agri Products, a distributor of farm and agricultural products, and Homeland Security Capital Corporation, a consolidator in the homeland security industry. Mr. Rickertsen received a B.S. from Stanford University and an M.B.A. from Harvard Business School.

Thomas P. Spahr (41) has been a member of the Board of Directors of MicroStrategy since January 2006. Mr. Spahr is currently president of Libra Ventures, LLC, a start-up web based applications design company, a position he has held since November 2004. Since February 2004, Mr. Spahr has also been serving as Vice President, Secretary, and Vice President of Business Development for Jex Technologies, Inc., a technology company focusing on automating health care logistics. From June 2001 until February 2004, Mr. Spahr was an independent investor. From 1996 until June 2001, Mr. Spahr served in various positions at MicroStrategy, concluding his tenure as Vice President, Information Systems and Chief Information Officer. Mr. Spahr received an S.B. Degree in Aeronautics and Astronautics from the Massachusetts Institute of Technology.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR NAMED HEREIN.

INFORMATION REGARDING CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

The Board of Directors is currently comprised of Messrs. Saylor, Bansal, Calkins, Epstein, Fowler, LaRue, Patten, Rickertsen and Spahr. The Board of Directors met seven times during 2005. Other than Stuart B. Ross, who retired from the Board of Directors and from the Audit Committee and Compensation Committee in August 2005, each director who served on the Board of Directors during 2005 attended at least 75% of the aggregate number of meetings of the Board of Directors and its committees on which he served. The Board of Directors has determined that each of the non-employee directors of the Company (Messrs. Calkins, Epstein, Fowler, LaRue, Patten, Rickertsen and Spahr), who collectively constitute a majority of the Board, is an “independent director” as defined in Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc. (“Nasdaq”). The independent members of the Board of Directors regularly meet in executive session without any employee directors or other members of management in attendance.

Audit Committee

The Board of Directors has established a standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and adopted the Fifth Amended and Restated Audit Committee Charter, which is attached as Appendix A to this Proxy Statement. The Audit Committee of the Board of Directors provides the opportunity for direct contact between the Company’s independent registered public accounting firm and the Board of Directors.

The Audit Committee is currently comprised of Messrs. Fowler (Chairman), Calkins, LaRue and Patten. During 2005, the Audit Committee included Mr. Ross, until he retired from the Company’s Board of Directors and all committees of the Board in August 2005. Messrs. Calkins and LaRue were appointed to the Audit Committee in January 2005 and February 2006, respectively. The Audit Committee met six times during 2005. Other than Mr. Ross, each director who served on the Audit Committee during 2005 attended at least 75% of the meetings of the Audit Committee.

The Board of Directors has determined that each member of the Audit Committee meets the Nasdaq Marketplace Rule definition of “independent” for audit committee purposes, as well as the independence requirements of Rule 10A-3 under the Exchange Act. The Board of Directors has designated each of Messrs. Fowler and LaRue as an “audit committee financial expert” as defined in Item 401(h)(2) of Regulation S-K. Additional information regarding the Audit Committee and its functions and responsibilities is included in this Proxy Statement under the caption “Audit Committee Report.”

Compensation Committee

The Board of Directors has established a standing Compensation Committee and adopted an Amended and Restated Charter for the Compensation Committee. The Compensation Committee of the Board of Directors makes compensation decisions regarding the Company’s President and Chief Executive Officer and performs other functions related to compensation matters.

The Compensation Committee is currently comprised of Messrs. Rickertsen (Chairman) and Patten. During 2005, the Compensation Committee included Mr. Ross, until he retired from the Company’s Board of Directors and all committees of the Board in August 2005. Mr. Patten was appointed to the Compensation Committee in January 2005. The Compensation Committee met once during 2005. Other than Mr. Ross, each member of the Compensation Committee attended at least 75% of the meetings of the Compensation Committee.

The Board of Directors has determined that each member of the Compensation Committee meets the Nasdaq Marketplace Rule definition of “independent” for compensation committee purposes. Each member of the Compensation Committee is also a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and an “outside director” under Section 162(m) of the Internal Revenue Code. Additional information regarding the Compensation Committee and its functions and responsibilities is included in this Proxy Statement under the caption “Compensation Committee Report on Executive Compensation.”

Controlled Company

The Company is a “Controlled Company” as defined in Rule 4350(c)(5) of the Nasdaq Marketplace Rules, because more than 50% of the voting power of the Company is controlled by the Company’s Chairman, President and Chief Executive Officer, Michael J. Saylor. As a Controlled Company under Nasdaq rules, the Board has determined that the Board, rather than a nominating committee, is the most appropriate body for identifying director candidates and selecting nominees to be presented at the annual meeting of stockholders.

Director Candidates

As noted above, the Company does not have a standing nominating committee and the functions of evaluating and selecting directors have been performed by the Board of Directors as a whole. The Board will, from time to time, evaluate biographical information and background material relating to potential candidates and interview selected candidates. The Board does not currently have a charter or written policy with regard to the nomination process. The Company has not engaged a third party to assist it in identifying and evaluating the individuals nominated for election as directors at this meeting.

At the Annual Meeting, stockholders will be asked to consider the election of, among others, Messrs. Epstein, LaRue and Spahr, each of whom was recommended to the Board by the Company’s Chairman, President and Chief Executive Officer, and elected by the Board as a new director in early 2006.

In considering whether to nominate any particular candidate for election to the Board, the Board uses various criteria to evaluate each candidate, including an evaluation of each candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of the Company’s stockholders. The Board also considers whether a potential nominee would satisfy the Nasdaq Marketplace Rule definition of “independent” and the SEC’s definition of “audit committee financial expert.” The Board does not set specific minimum qualifications or assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Company does not have a formal policy with regard to the consideration of director candidates recommended by its stockholders because of the Company’s status as a controlled company under Nasdaq rules.

Stockholder recommendations relating to director nominees or otherwise may be submitted in accordance with the procedures set forth below under the heading “Stockholder Proposals.” Any stockholder nominations proposed for consideration should include the nominee’s name and qualifications. Any recommendations received from stockholders will be evaluated in the same manner that potential nominees recommended by Board members, management or other parties are evaluated. Stockholders may also send communications to the Board of Directors in accordance with the procedures set forth below under the heading “Communicating with the Board of Directors.”

Director Attendance at Annual Meeting of Stockholders

Although the Company does not have a policy with regard to Board members’ attendance at the Company’s annual meeting of stockholders, all directors are encouraged to attend the annual meeting. Three of the six members of the then-current Board of Directors attended the 2005 Annual Meeting of Stockholders.

Communicating with the Board of Directors

Stockholders who wish to send communications to the Board may do so by writing to the Secretary of the Company, MicroStrategy Incorporated, 1861 International Drive, McLean, Virginia 22102. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters must identify the author as a stockholder and must include the stockholder’s full name, address and a valid telephone number. The name of any specific intended Board recipient should be noted in the communication. The Secretary will forward any such correspondence to the intended recipients; however, prior to forwarding any such correspondence, the Secretary or his designee will review such correspondence, and in his or her discretion, may not forward communications that relate to ordinary business affairs, communications that are primarily commercial in nature, personal grievances or communications that relate to an improper or irrelevant topic or are otherwise inappropriate for the Board’s consideration.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s class A common stock to file with the SEC initial reports of ownership of the Company’s class A common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors, executive officers and holders of 10% of the Company’s class A common stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the Company’s records and representations made by the Company’s directors and executive officers regarding their filing obligations, all Section 16(a) filing requirements were satisfied with respect to 2005, except that a Form 4 reporting the exercise of certain stock options by Stuart B. Ross was filed late.

Code of Ethics

On March 5, 2004, the Board of Directors, through its Audit Committee, adopted a Code of Ethics that applies to MicroStrategy’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and such other personnel of MicroStrategy or its majority-owned subsidiaries as may be designated from time to time by the chairman of the Audit Committee. The Code of Ethics is publicly available on the Corporate Governance section of the Company’s website, www.microstrategy.com. The Company intends to disclose any amendments to the Code of Ethics or any waiver from a provision of the Code of Ethics on the Corporate Governance section of the Company’s website, www.microstrategy.com.

Directors’ Compensation

Each non-employee director (“Outside Director”) receives a fee of $8,000 for each quarterly meeting of the Board of Directors which the Outside Director attends in person. An Outside Director may be paid a quarterly board meeting fee for attending a quarterly board meeting via telephonic conference call if the Outside Director has good reason for the Outside Director’s failure to attend such meeting in person as determined by the Chairman of the Board, but such payment is limited to one occurrence in any given year. Each Outside Director who is a member of the Audit Committee also receives a fee of $4,000 for each quarterly meeting of such committee which the Outside Director attends in person. Each Outside Director may receive fees of up to $12,000 in any quarter for additional services delegated by the Board of Directors to such Outside Director in the Outside Director’s capacity as a member of the Audit Committee, the Board of Directors or any other committees of the Board of Directors, provided that any such fee paid with respect to a particular service must be approved by the Board of Directors following the completion of such service by the Outside Director. Each Outside Director is reimbursed for all reasonable out-of-pocket expenses incurred by him or her in attending meetings of the Board of Directors and any committee thereof and otherwise in performing his or her duties as an Outside Director, subject to compliance with the Company’s standard documentation policies regarding reimbursement of business expenses.

In addition, the Company is authorized to make available, from time to time, tickets to sporting, charity, dining, entertainment or similar events as well as use of corporate suites, club memberships or similar facilities that the Company may acquire (“Corporate Development Programs”) for personal use by Company personnel, to the extent a Corporate Development Program is not at such time being used exclusively by the Company for business purposes. Eligible personnel include members of the Board of Directors of the Company, executive officers of the Company, and other employees of the Company and its subsidiaries. Any such personal use may be deemed compensation to such persons.

In 2005, the Outside Directors received the following cash compensation in accordance with the compensation arrangements described above:

Director	Aggregate Cash Compensation
Matthew W. Calkins	$52,000
F. David Fowler	$64,000
Jarrod M. Patten	$56,000
Carl J. Rickertsen	$48,000
Stuart B. Ross*	$10,000

*	Mr. Ross retired from the Board of Directors in August 2005.

In 2005, Mr. Calkins also received compensation valued at $525 in his capacity as a director for personal use of Corporate Development Programs. No other Outside Director received any compensation attributable to use of Corporate Development Programs in 2005.

EXECUTIVE COMPENSATION

The compensation information set forth below relates to compensation paid by the Company to its chief executive officer and the Company’s five other most highly compensated executive officers who were serving as executive officers as of December 31, 2005 (collectively, the “Named Executive Officers”).

Summary Compensation Table

The following table sets forth certain information concerning the compensation of the Named Executive Officers for each of the last three fiscal years:

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation		Number of Shares Underlying Options
Michael J. Saylor Chairman of the Board, President and Chief Executive Officer	2005 2004 2003	$387,500 375,000 375,000	$1,683,880 954,775 532,889	$14,598 — —	(1)	— — 410,000

Sanju K. Bansal Vice Chairman of the Board, Executive Vice President, and Chief Operating Officer	2005 2004 2003	$200,000 200,000 200,000	$400,000 509,213 284,207	— — —		— — 100,000

Jonathan F. Klein Vice President, Law and General Counsel	2005 2004 2003	$225,000 212,083 186,250	$445,000 425,000 100,000	— — —		— — 50,000

Arthur S. Locke, III Vice President, Finance and Chief Financial Officer	2005 2004 2003	$217,708 162,438 155,313	$475,000 75,000 52,500	— — —		— — 8,500

Eduardo S. Sanchez Vice President, Worldwide Sales	2005 2004 2003	$250,000 250,000 250,000	$426,797 599,173 214,414	— — —		— — 50,000

(1)	Other Annual Compensation includes tax reimbursements but does not include perquisites and other personal benefits for the Named Executive Officer if the aggregate incremental cost in a given year did not exceed the lesser of $50,000 or 10% of such officer’s combined salary and bonus for that year. In 2005, Mr. Saylor received a cash payment of $14,598 for reimbursement of taxes incurred in connection with the sublease of office space by the Company to Alcantara LLC, a Delaware limited liability company of which Mr. Saylor is the sole member. Pursuant to the sublease agreement, Alcantara does not make any rental or other payments to the Company.

Option Grants

No grants of stock options were made to any of the Named Executive Officers during the fiscal year ended December 31, 2005.

Option Exercises and Holdings

The following table sets forth information concerning each exercise of a stock option during the fiscal year ended December 31, 2005 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 2005:

Name	Number of Shares of Class A Common Stock Acquired on Exercise	Value Realized(1)	Number of Shares of Class A Common Stock Underlying Unexercised Options at Fiscal Year-End	Value of Unexercised In- the-Money Options at Fiscal Year-End(2)
			Exercisable/Unexercisable	Exercisable / Unexercisable
Michael J. Saylor	0	$0	153,800 / 246,000	$9,532,524 / $15,247,080

Sanju K. Bansal	20,000	$1,150,800	0 / 60,000	$0 / $3,718,800

Jonathan F. Klein	9,500	$548,325	63,063 / 47,500	$3,776,936 / $3,223,875

Arthur S. Locke, III	4,562	$234,948	2,816 / 5,862	$955 / $319,798

Eduardo S. Sanchez	45,000	$2,933,410	57,050 / 38,750	$2,267,489 / $2,541,638

(1)	Represents the difference between the exercise price and the fair market value of the Company’s class A common stock on the date of exercise.
(2)	Value of an unexercised in-the-money option is determined by subtracting the exercise price per share from the fair market value per share for the underlying shares as of December 31, 2005, multiplied by the number of such underlying shares. The fair market value of the Company’s class A common stock is based upon the last reported sale price ($82.67 per share) as reported on the Nasdaq National Market on December 30, 2005, the last trading day of the fiscal year.

Equity Compensation Plan Information

The following table provides information about the class A common stock authorized for issuance under the Company’s equity compensation plans as of December 31, 2005:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by stockholders(1)	1,558,888	$90.22	1,753,514	(2)

Equity compensation plans not approved by stockholders	—	—	—

Total	1,558,888	$90.22	1,753,514	(2)

(1)	Includes the Company’s 1996 Stock Plan (“1996 Plan”), 1997 Stock Option Plan for French Employees (“French Plan”), 1997 Director Option Plan (“1997 Director Plan”) and Second Amended and Restated 1999 Stock Option Plan (“1999 Plan”). The Company’s 1998 Employee Stock Purchase Plan was terminated effective July 29, 2005.
(2)	The Company is no longer authorized to issue options under the Company’s 1996 Plan, French Plan or 1997 Director Plan. Although there were 1,753,514 shares of class A common stock remaining available for future issuance under the Company’s 1999 Plan as of December 31, 2005, the Company does not have current plans to issue any additional options under the Company’s 1999 Plan.

Employment Agreements

MicroStrategy employees, including executive officers, are generally required to enter into confidentiality agreements prohibiting the employees from disclosing any of the Company’s confidential or proprietary information. In addition, the agreements generally provide that upon termination, an employee will not provide competitive products or services and will not solicit the Company’s customers and employees for a period of one year. At the time of commencement of employment, MicroStrategy employees also generally sign offer letters specifying certain basic terms and conditions of employment. Otherwise, MicroStrategy employees are generally not subject to written employment agreements.

In July 2002, each of Messrs. Klein and Sanchez were granted options to purchase 70,000 and 35,000 shares of class A common stock, respectively, under the 1999 Plan. The option agreements for each of these grants provide for the acceleration of vesting in the event of a change in control of the Company such that, as of the effective date of the change in control, at least fifty percent of the original grant is fully vested and the remaining unvested portion will vest as to fifty percent of the remaining unvested shares on the last day of the third month after the effective date of the change in control and the remaining unvested shares will vest on the last day of the sixth month after the effective date of the change in control. In addition, these option agreements provide that if, following the change in control, such officer’s employment is terminated by MicroStrategy other than for cause or by such officer for good reason, the option will vest in full on the effective date of such termination.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors acts under a written charter most recently amended and restated on January 26, 2006. A copy of this charter is attached to this Proxy Statement as Appendix A. Each member of the Audit Committee meets the Nasdaq Marketplace Rule definition of “independent” for audit committee purposes, as well as the independence requirements of Rule 10A-3 under the Exchange Act.

The Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2005 and discussed these financial statements with the Company’s management. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the system of internal controls. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management, internal accounting, financial and auditing personnel and the independent registered public accounting firm, the following, among other things:

•	the plan for, and the independent registered public accounting firm’s report on, each audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to stockholders;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	management’s selection, application and disclosure of critical accounting policies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting, financial and auditing personnel.

PricewaterhouseCoopers LLP (“PwC”) was the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2004 and until the May 10, 2005 completion of its procedures on the Company’s financial statements as of and for the quarter ended March 31, 2005. On April 28, 2005, the Audit Committee of the Board of Directors of the Company appointed Grant Thornton as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended December 31, 2005, effective May 10, 2005. Through periodic meetings during the fiscal year ended December 31, 2005 and the first quarter of 2006, the Audit Committee discussed the following significant items with management and PwC and/or Grant Thornton, as appropriate:

•	significant revenue contracts;

•	significant and complex transactions;

•	significant accounting and reporting issues and policies; and

•	quarterly business results and financial statements.

During the fiscal year ended December 31, 2005 and the first quarter of 2006, the Audit Committee performed the following, among other, functions:

•	monitored the annual independent audit by PwC for the fiscal year ended December 31, 2004;

•	selected Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2005;

•	monitored the annual independent audit by Grant Thornton for the fiscal year ended December 31, 2005;

•	pre-approved all audit and permitted non-audit services to be provided to the Company by PwC and Grant Thornton;

•	reviewed the Company’s risk assessment and management procedures;

•	oversaw the Company’s internal controls over financial reporting pursuant to the Sarbanes-Oxley Act of 2002;

•	reviewed and considered whether to approve related party transactions with any director or executive officer of the Company; and

•	reviewed quarterly reports as required by the Company’s Board of Directors regarding significant revenue contracts requiring advance approval from the Audit Committee, litigation and regulatory matters and the status of internal controls and procedures.

During the fiscal year ended December 31, 2005, the Audit Committee also met in separate executive sessions with each of PwC and Grant Thornton, the Company’s Chief Executive Officer, Chief Financial Officer, Vice President, Finance and Worldwide Controller and Director of Internal Audit.

Management represented to the Audit Committee that the Company’s financial statements relating to the fiscal year ended December 31, 2005 had been prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee also reviewed and discussed with Grant Thornton the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees). SAS 61 requires the Company’s independent registered public accounting firm to discuss with the Company’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

•	disagreements, if any, with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements (there were no such disagreements).

Grant Thornton also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires independent registered public accounting firms to disclose annually in writing all relationships that in the independent registered public accounting firm’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. Accordingly, the Audit Committee discussed with Grant Thornton its independence from the Company. The Audit Committee also considered whether Grant Thornton’s provision of the other, non-audit related services to the Company, which are identified below under the caption “Independent Registered Public Accounting Firm Fees and Services”, is compatible with maintaining Grant Thornton’s independence.

Based on its discussions with management and Grant Thornton, as well as its review of the representations and information provided by management and Grant Thornton, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

By the Audit Committee of the Board of Directors of MicroStrategy Incorporated.(1)

F. David Fowler

Matthew W. Calkins

Jarrod M. Patten

(1)	David W. LaRue was appointed to the Audit Committee in February 2006. He did not participate in the Audit Committee’s review of the Company’s audited financial statements for the fiscal year ended December 31, 2005 and did not participate in the preparation of this Audit Committee Report.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This report addresses the compensation policies of the Compensation Committee of the Board of Directors (the “Committee”) applicable to the Company’s President and Chief Executive Officer during 2005. For purposes of this report, the Company’s President and Chief Executive Officer is referred to as the “CEO”.

The Company’s 2005 compensation program for the CEO was determined by the Committee, and the Company’s 2005 compensation program for all other executive officers was determined by the CEO in periodic consultation with the Committee consistent with the Nasdaq rules applicable to controlled companies. Each member of the Compensation Committee meets the Nasdaq Marketplace Rule definition of “independent” for compensation committee purposes, is an “outside director” under Section 162(m) of the Internal Revenue Code and is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

CEO Compensation Policy

The objectives of the Committee in determining compensation for the CEO in 2005 were (i) to recognize and reward exceptional performance by the CEO, (ii) to provide incentives for high levels of current and future performance, and (iii) to align the objectives and rewards of the CEO with those of the stockholders of the Company. The Committee believes that a compensation program that achieves these objectives will properly motivate and compensate the CEO.

In 2005, the CEO compensation program was implemented by the Committee through two principal elements: base salary and cash bonuses. Although not a principal element of the 2005 CEO compensation program, the Committee also provided the CEO with certain perquisites that the Committee believes are reasonable and consistent with the compensation program. The Committee believes that these perquisites provide a retention benefit to the Company and allow the CEO to operate more effectively at modest incremental cost to the Company.

2005 Compensation

Base Salary. In determining the CEO’s base salary for 2005, the Committee used a subjective evaluation process, considering the Company’s overall performance and its progress and performance on strategic objectives as well as the contribution of the CEO to the overall performance of the Company. The Committee considered that in 2005, the Company achieved growth in total revenues, continued to realize improvements in operating efficiencies and margins, and achieved improvements in income from operations. In addition, during 2005, the Company enhanced its technology platform with the release of MicroStrategy 8 and by adding support for 64-bit Linux and out-of-the-box portal integration with several third party enterprise portal products.

Bonuses. The purpose of the Company’s bonus program is to support the Company’s objective of enhancing shareholder value by linking incentive compensation to selected financial goals. In determining the CEO’s cash bonus for the first half of 2005, the Committee used a subjective evaluation process, considering the financial performance of the Company as measured principally by the diluted earnings per share of the Company with respect to the first half of 2005 and the CEO’s contribution to the overall performance of the Company during the first half of 2005. The CEO’s cash bonus for the second half of 2005 was determined pursuant to a bonus formula established by the Committee based on a performance goal relating to the Company’s diluted earnings per share for the second half of 2005.

Perquisites and Other Compensation. In 2005, the Company made available, from time to time, tickets to sporting, charity, dining, entertainment or similar events as well as use of corporate suites, club memberships or similar facilities that the company may acquire (“Corporate Development Programs”), for personal use by Company personnel, including the CEO, to the extent a Corporate Development Program was not at such time being used exclusively by the Company for business purposes. The Company subleased at no rental cost an office at its headquarters building to Alcantara LLC, a Delaware limited liability company of which the CEO is the sole member, and paid the CEO $14,598 in cash for reimbursement of taxes incurred by the CEO in connection with this sublease. The Company also pays the CEO’s monthly dues at a private club that offers dining services and hosts business, professional and social community events.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. However, qualified performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee takes into account, to the extent it believes appropriate, the limitations on the deductibility of executive compensation imposed by Section 162(m) in determining compensation levels and practices applicable to the CEO. The Committee believes that there may be circumstances in which the Company’s interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m). A portion of the compensation awarded by the Committee to the CEO with respect to 2005 was non-deductible.

By the Compensation Committee of the Board of Directors of MicroStrategy Incorporated.

Carl J. Rickertsen

Jarrod M. Patten

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the class A common stock of the Company from December 29, 2000 (the last trading day before the beginning of the Company’s fifth preceding fiscal year) to December 30, 2005 (the last trading day of the fiscal year ended December 31, 2005) with the cumulative total return of (i) the Total Return Index for The Nasdaq Stock Market (U.S. Companies) (the “Nasdaq Index”) and (ii) a peer group of companies consisting of Business Objects S.A., Cognos Incorporated and Actuate Corporation (the “Peer Index”). This graph assumes the investment of $100.00 on December 29, 2000 in the class A common stock of the Company, the Nasdaq Index and the Peer Index, and assumes any dividends are reinvested. Measurement points are December 29, 2000, December 31, 2001, December 31, 2002, December 31, 2003, December 31, 2004 and December 30, 2005.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2006

Selection of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2006

The Audit Committee has selected, and the Board of Directors has ratified the Audit Committee’s selection of, the firm of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. Although stockholder approval of the selection of Grant Thornton is not required by law, the Company believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of Grant Thornton.

Representatives of Grant Thornton are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

Change of Independent Registered Public Accounting Firm during the Fiscal Year Ended December 31, 2005

On March 9, 2005, the Company was notified by PwC that it declined to stand for reelection as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, subject to completion of its procedures on the Company’s financial statements as of and for the fiscal year ended December 31, 2004 and as of and for the quarter ending March 31, 2005. On May 10, 2005, PwC completed its procedures on the Company’s financial statements as of and for the quarter ended March 31, 2005 and PwC’s appointment as the Company’s independent registered public accounting firm ceased. The reports of PwC on the Company’s financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2004 and 2003 and through May 10, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years. During the years ended December 31, 2004 and 2003 and through May 10, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

On April 28, 2005, the Audit Committee of the Board of Directors of the Company appointed Grant Thornton as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2005, such appointment to be effective upon the completion by PwC of its procedures related to the Company’s financial statements as of and for the quarter ended March 31, 2005 in connection with the Company’s filing of a Form 10-Q for such quarter. As such procedures were completed by PwC on May 10, 2005, the appointment of Grant Thornton as the Company’s independent registered public accounting firm became effective May 10, 2005.

During the years ended December 31, 2004 and 2003 and through May 10, 2005, the Company did not consult Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or regarding any other matters or reportable events described under Item 304(a)(2) of Regulation S-K.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON.

Independent Registered Public Accounting Firm Fees and Services

Aggregate fees for professional services rendered to the Company by Grant Thornton for work performed during and related to the fiscal year ended December 31, 2005, and by PwC for work performed during and related to the first quarter ended March 31, 2005 and the fiscal year ended December 31, 2004, are summarized in the table below. Grant Thornton replaced PwC as the company’s independent registered public accounting firm effective May 10, 2005, upon the completion by PwC of procedures related to the Company’s financial statements as of and for the quarter ended March 31, 2005.

	Grant Thornton LLP	PricewaterhouseCoopers LLP
	2005	2005	2004
Audit	$1,110,617	$225,177	$1,807,962
Audit Related	25,335	—	32,130
Tax	24,233	8,121	453,277
All Other	—	7,400	1,500

Total	$1,160,185	$240,698	$2,294,869

Audit fees for the years ended December 31, 2005 and 2004 were for professional services rendered for the audits of the consolidated financial statements of the Company and statutory and subsidiary audits, services related to Sarbanes-Oxley Act compliance, and assistance with review of documents filed with the SEC.

Audit Related fees for the years ended December 31, 2005 and 2004 were for assurance and related services, employee benefit plan audits, accounting consultations and consultations concerning financial and accounting and reporting standards.

Tax fees for the years ended December 31, 2005 and 2004 were for services related to tax compliance, including the preparation of tax returns, tax planning and tax advice.

All Other fees for the years ended December 31, 2005 and 2004 were primarily for license fees for online financial reporting, accounting literature and fees associated with successor auditor transition.

Audit Committee Pre-Approval Policies and Procedures

During the fiscal years ended December 31, 2005 and 2004, the Audit Committee pre-approved all services (audit and non-audit) provided to MicroStrategy by the Company’s independent registered public accounting firms. In situations where a matter cannot wait until a full Audit Committee meeting, the Chairman of the Audit Committee has authority to consider, and if appropriate, approve audit and non-audit services. Any decision by the Chairman of the Audit Committee to pre-approve services must be presented to the full Audit Committee for approval at its next scheduled quarterly meeting. The Audit Committee requires MicroStrategy to make required disclosure in the Company’s SEC periodic reports relating to the approval by the Audit Committee of audit and non-audit services to be performed by the independent registered public accounting firm and the fees paid by the Company for such services. All fees related to services performed by Grant Thornton and PwC during the fiscal years ended December 31, 2005 and 2004 were approved by the full Audit Committee.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and employees, without additional remuneration, may solicit proxies by telephone and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple stockholders in the same household. The Company will promptly deliver a separate copy of either document to any stockholder upon request submitted in writing to the Company at the following address: MicroStrategy Incorporated, 1861 International Drive, McLean, Virginia 22102, Attention: Investor Relations, or by calling 703-848-8600. Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder, or contact the Company at the above address and phone number.

Stockholder Proposals

Proposals of stockholders intended to be presented at the 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”), including director nominations described above under the heading “Director Candidates,” must be received by the Company at its principal offices, 1861 International Drive, McLean, Virginia 22102 by December 28, 2006 for inclusion in the proxy materials for the 2007 Annual Meeting. MicroStrategy suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company.

If a stockholder of the Company wishes to present a proposal before the 2007 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by March 25, 2007, and if a stockholder fails to provide such timely notice of a proposal to be presented at the 2007 Annual Meeting, the proxies designated by the Company’s Board of Directors will have discretionary authority to vote on any such proposal.

By Order of the Board of Directors,

Sanju K. Bansal

Vice Chairman, Executive Vice President, Chief Operating Officer and Secretary

April 27, 2006

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.

Appendix A

FIFTH AMENDED AND RESTATED

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF MICROSTRATEGY INCORPORATED

Purpose

The Audit Committee will make such examinations as are necessary to monitor the accounting and financial reporting and the internal and external audits of MicroStrategy Incorporated and its subsidiaries (the “Company”), to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent registered public accounting firms (hereinafter, the “independent auditors”), and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

Membership

The Audit Committee will consist of at least three (3) members of the Board, all of whom shall be independent, in accordance with the applicable rules of the National Association of Securities Dealers (“NASD”) and Rule 10A-3(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (subject to the exemptions provided in Rule 10A-3(c)), and shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The members of the Audit Committee will be appointed by and will serve at the discretion of the Board of Directors. The members of the Audit Committee shall each have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the Securities Exchange Commission (“SEC”)), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined and required by applicable SEC rules).

The compensation of Audit Committee members shall be as determined by the Board of Directors (or a committee thereof other than the Audit Committee). No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

Responsibilities of the Audit Committee

The Audit Committee shall assist the Board of Directors in fulfilling its responsibilities to shareholders concerning the Company’s accounting and financial reporting practices and audits of the Company’s financial statements, and shall facilitate open communication between the Audit Committee, Board of Directors, independent auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with Generally

Accepted Accounting Principles or applicable law, or to guarantee the independent auditor’s reports. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company’s management and/or its independent auditor. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining adequate internal control over financial reporting. The independent auditors are responsible for auditing the Company’s financial statements and the Company’s internal control over financial reporting and for reviewing the Company’s unaudited interim financial statements.

1.	The Audit Committee shall review and reassess the adequacy of this charter at least annually.

2.	The independent auditor shall be accountable to the Audit Committee, which shall have the sole authority and responsibility to select, evaluate, and (where appropriate) replace the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it selects.

3.	The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.	The Audit Committee shall preapprove all services (audit and non-audit) to be provided to the Company by the independent auditor or any other audit firm, as required by applicable SEC rules. Any decision of a subcommittee of the Audit Committee to preapprove services shall be presented to the full Audit Committee for approval at its next scheduled meeting. The Audit Committee shall require the Company to make required disclosure in its SEC periodic reports relating to the approval by the Audit Committee of audit and non-audit services to be performed by the independent auditor and the fees paid by the Company for such services.

5.	The Audit Committee shall ensure that they receive and review from the independent auditor the written disclosures and letter from the independent auditor required by Independence Standards Board Standard No. 1.

6.	The Audit Committee shall discuss with the independent auditor its independence, and shall actively engage in a dialogue with the independent auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.

7.	The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

8.

The Audit Committee shall discuss with the independent auditor the auditor’s judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied to its financial reporting. The discussion shall include such issues as the clarity of the Company’s financial disclosures and the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosure.

9.	The Audit Committee shall review and discuss with the Company’s management the Company’s audited financial statements.

10.	The Audit Committee shall discuss with the independent auditor the Company’s audited financial statements and the matters about which Statement on Auditing Standards No. 61 requires discussion.

11.	Based upon its discharge of its responsibilities pursuant to items five through ten above and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s annual reports on Forms 10-K.

12.	The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

13.	The Audit Committee shall annually inform the independent auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company’s accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the independent auditor concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the independent auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

14.	The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61, 90 and 100. The Chairman of the Audit Committee shall discuss any such matters with the independent auditor, and shall notify the other members of the Audit Committee of any discussions which the independent auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee’s next scheduled meeting.

15.	The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the independent auditor.

16.	The Audit Committee shall coordinate the Board of Director’s oversight of the Company’s internal control over financial reporting, the Company’s disclosure controls and procedures and the Company’s code of conduct. The Audit Committee shall receive and review the reports of the Chief Executive Officer and Chief Financial Officer required by Rule 13a-14 of the Exchange Act.

17.	The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

18.	The Audit Committee shall review all related party transactions with any director or executive officer of the Company, including any transactions required to be reported under Item 404 of Regulation S-K, on an ongoing basis and all such transactions must be approved by the Audit Committee.

19.	The Audit Committee shall meet privately at least once per year with: (i) the independent auditor; (ii) the Chief Financial Officer; (iii) the Controller; and (iv) the most senior other person (if any) responsible for the internal audit activities of the Company.

20.	The Audit Committee shall have the authority, without further action by the Board of Directors, to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

Meetings

The Audit Committee will meet at least four (4) times each year. The Audit Committee may establish its own schedule that it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor’s examination and management report.

Reports

The Audit Committee will record its summaries of recommendations to the Board in written form, which will be incorporated as a part of the minutes of the Board of Directors’ meeting at which those recommendations are presented.

Minutes

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

*    *    *    *    *

This Charter was duly adopted and approved by the Board of Directors of MicroStrategy Incorporated by Action by the Sole Director on September 15, 1997. This Charter was duly amended by the Board of Directors by Written Action of Directors in Lieu of a Meeting dated July 3, 2000. This Charter was duly amended and restated by the Board of Directors by resolutions adopted on July 16, 2001. This Charter was duly amended and restated by the Board of Directors by resolutions adopted on April 24, 2003. This Charter was duly amended and restated by the Board of Directors by resolutions adopted on April 22, 2004. This Charter was duly amended and restated by the Board of Directors by resolutions adopted on April 26, 2005. This Charter was duly amended and restated by the Board of Directors by resolutions adopted on January 26, 2006.

PROXY

MICROSTRATEGY INCORPORATED

Proxy for the Annual Meeting of Stockholders to be held on Wednesday, May 31, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking all prior proxies, hereby appoint(s) Michael J. Saylor, Jonathan F. Klein and Arthur S. Locke, III, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of MicroStrategy Incorporated (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at MicroStrategy’s offices, 1861 International Drive, McLean, Virginia 22102, on Wednesday, May 31, 2006 at 10:00 a.m., local time, and at any adjournment thereof (the “Meeting”).

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted “FOR” all proposals. This proxy may be revoked by the undersigned at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Meeting.

(Continued and to be signed on the reverse side)

Annual Meeting of Stockholders of

MICROSTRATEGY INCORPORATED

May 31, 2006

Please fill in, date, sign and mail your proxy card in the

enclosed postage-paid return envelope as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.	To elect the following eight (8) directors for the next year.

NOMINEES:

O	Michael J. Saylor
O	Sanju K. Bansal
O	Matthew W. Calkins
O	Robert H. Epstein
O	David W. LaRue
O	Jarrod M. Patten
O	Carl J. Rickertsen
O	Thomas P. Spahr

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:    ●

2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

For	Against	Abstain

☐	☐	☐

______________________________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder                                                               Date:

Signature of Stockholder                                                               Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.